CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-KSB filed by Cancer Therapeutics, Inc. (the "Company")as filed with the  Securities  and Exchange  Commission  on the date hereof (the "Periodic  Report"),  I, Chene Gardner,  Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Periodic Report fully complies with the requirements of the Securities
Exchange Act of 1934; and

(2)   The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date as of August 28, 2007

By /s/ Chene Gardner
__________________________
Chene GardnerChief Executive Officer and
Chief Financial Officer